UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
March 26, 2008

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446
1-3672	Central Illinois Public Service Company (Illinois Corporation) 607 East Adams Street Springfield, Illinois 62739 (888) 789-2477	37-0211380
333-56594	Ameren Energy Generating Company (Illinois Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	37-1395586
2-95569	CILCORP Inc. (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-1169387

1-2732	Central Illinois Light Company (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-0211050
1-3004	Illinois Power Company (Illinois Corporation) 370 South Main Street Decatur, Illinois 62523 (217) 424-6600	37-0344645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    Entry into a Material Definitive Agreement.

Amendments to Credit Agreements

Ameren Corporation (“Ameren”) previously announced that certain of its subsidiaries had entered into two multi-year committed bank credit facilities, a Credit Agreement dated as of July 14, 2006 (the “2006 Credit Agreement”) and a Credit Agreement dated as of February 9, 2007 (the “2007 Credit Agreement,” and, together with the 2006 Credit Agreement, the “Illinois Credit Agreements”). See Current Reports on Form 8-K filed July 18, 2006 and February 13, 2007.

On March 26, 2008, Central Illinois Public Service Company, doing business as AmerenCIPS (“CIPS”), Central Illinois Light Company, doing business as AmerenCILCO (“CILCO”), and Illinois Power Company, doing business as AmerenIP (“IP” and collectively with CIPS and CILCO, the “Ameren Illinois Utilities”), and the other parties to the Illinois Credit Agreements, including CILCORP Inc., entered into amendments to the Illinois Credit Agreements to delete certain covenants contained in the Illinois Credit Agreements, effective March 26, 2008.  Under the Illinois Credit Agreements, each of CIPS, CILCO and IP were required to reserve future bonding capacity under their respective mortgage indentures (that is, they agreed to forgo the issuance of additional mortgage bonds otherwise permitted under the terms of each mortgage indenture) in amounts specified in the Illinois Credit Agreements.  Under the March 26, 2008 amendments, none of the Ameren Illinois Utilities will thereafter be required to observe this requirement.

For a further description of the Illinois Credit Agreements, see Note 4 – Credit Facilities and Liquidity to the financial statements under Part II, Item 8, of the Annual Report on Form 10-K for the year ended December 31, 2007.

Amendment to Power Supply Agreement

On December 18, 2006, Ameren Energy Marketing Company (“Marketing Company”) and Ameren Energy Generating Company (“Genco”) entered into a Power Supply Agreement (“Genco PSA”). Each of Genco and Marketing Company are direct subsidiaries of Ameren Energy Resources Company, LLC and indirect subsidiaries of Ameren.  See the Form 8-K filed by Ameren, CILCORP Inc., CILCO and Genco on December 21, 2006.

On March 28, 2008, Genco and Marketing Company entered into an amendment, effective immediately, of the Genco PSA.  Under the amendment, Genco will be liable to Marketing Company in the event of an unplanned outage or derate (reduction in rated capacity) due to sudden, unanticipated failure or accident within the generating plant site of one or more of its generating units.  Genco’s liability in such case will be for the positive difference, if any, between the market price of capacity and/or energy Genco does not deliver and the contract price under the Genco PSA for that capacity and/or energy.  Genco has insurance that covers many but not all of these situations, subject to deductibles and policy limits.  An unplanned outage or derate that continues for one year or more is an event of default under the Genco PSA.  In the event of Marketing Company’s unexcused failure to receive energy under the Genco PSA, Marketing Company would be required to pay Genco, the positive difference, if any, between the contract price and the price actually received by Genco, acting in a commercially reasonable manner, to resell the unreceived energy, less any reasonable related transmission, ancillary service, or brokerage costs.

ITEM 8.01    Other Events.

On December 18, 2006, Marketing Company and AmerenEnergy Resources Generating Company, (“AERG”) also entered into a Power Supply Agreement (“AERG PSA”). AERG is a direct subsidiary of CILCO and an indirect subsidiary of CILCORP Inc. and Ameren.  See the Form 8-K filed by Ameren, CILCORP Inc., CILCO and Genco on December 21, 2006.

On March 28, 2008, AERG and Marketing Company entered into an amendment, effective immediately, of the AERG PSA.  Under the amendment, AERG will be liable to Marketing Company in the event of an unplanned outage or derate (reduction in rated capacity) due to sudden, unanticipated failure or accident within the generating plant site of one or more of its generating units.  AERG’s liability in such case will be for the positive difference, if any, between the market price of capacity and/or energy AERG does not deliver and the contract price under the AERG PSA for that capacity and/or energy.  AERG has insurance that covers many but not all of these situations, subject to deductibles and policy limits.  An unplanned outage or derate that continues for one year or more is an event of default under the AERG PSA.  In the event of Marketing Company’s unexcused failure to receive energy under the AERG PSA, Marketing Company would be required to pay AERG, the positive difference, if any, between the contract price and the price actually received by AERG, acting in a commercially reasonable manner, to resell the unreceived energy, less any reasonable related transmission, ancillary service, or brokerage costs.

ITEM 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number:	Registrant(s):	Title:
10.1 *	Ameren; CIPS; CILCORP; CILCO; IP	Amendment dated as of March 26, 2008 to the Credit Agreement dated as of July 14, 2006
10.2 *	Ameren; CIPS; CILCORP; CILCO; IP	Amendment dated as of March 26, 2008 to the Credit Agreement dated as of February 9, 2007
10.3 *	Ameren; Genco	Amended and Restated Power Supply Agreement between Ameren Energy Generating Company and Ameren Energy Marketing Company, dated March 28, 2008
99.1 *	Ameren; CILCORP; CILCO	Amended and Restated Power Supply Agreement between AmerenEnergy Resources Generating Company and Ameren Energy Marketing Company, dated March 28, 2008
*    Filed herewith.

- - - - - - - - - - - - - - - - - - - -

This combined Form 8-K is being filed separately by Ameren Corporation, Central Illinois Public Service Company, Ameren Energy Generating Company, CILCORP Inc., Central Illinois Light Company and Illinois Power Company (each a “registrant”).  Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf.  No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.  The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

 /s/ Martin J. Lyons
Martin J. Lyons
Senior Vice President and Chief Accounting Officer

CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Senior Vice President and Chief Accounting Officer

AMEREN ENERGY GENERATING COMPANY
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Senior Vice President and Chief Accounting Officer

CILCORP INC.
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Senior Vice President and Chief Accounting Officer

CENTRAL ILLINOIS LIGHT COMPANY
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Senior Vice President and Chief Accounting Officer

ILLINOIS POWER COMPANY
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Senior Vice President and Chief Accounting Officer

Date:  March 28, 2008

Exhibit Index

Exhibit Number:	Registrant(s):	Title:
10.1 *	Ameren; CIPS; CILCORP; CILCO; IP	Amendment dated as of March 26, 2008 to the Credit Agreement dated as of July 14, 2006
10.2 *	Ameren; CIPS; CILCORP; CILCO; IP	Amendment dated as of March 26, 2008 to the Credit Agreement dated as of February 9, 2007
10.3 *	Ameren; Genco	Amended and Restated Power Supply Agreement between Ameren Energy Generating Company and Ameren Energy Marketing Company, dated March 28, 2008
99.1 *	Ameren; CILCORP; CILCO	Amended and Restated Power Supply Agreement between AmerenEnergy Resources Generating Company and Ameren Energy Marketing Company, dated March 28, 2008
* Filed herewith